SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 10, 2003

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                       1-11596                       58-1954497
-----------------          ------------------------          -------------------
(State or other            (Commission File Number)            (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)


1940 N.W. 67th Place, Suite A, Gainesville, Florida                32653
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     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code (352) 373-4200

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

      On December 10, 2003, Perma-Fix Environmental Services, Inc. issued a press release announcing a restructuring of its Industrial Services Segment.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

            99.1 Press Release issued by Perma-Fix Environmental Services, Inc., announcing a restructuring of its Industrial Services Segment.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   PERMA-FIX ENVIRONMENTAL
                                                   SERVICES, INC.

                                                   By: /s/ Richard T. Kelecy
                                                       -------------------------
                                                       Richard T. Kelecy
                                                       Chief Financial Officer

Dated:  December 11, 2003


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